                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ZYMETX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  ZYMETX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 1999


To the stockholders of ZymeTx, Inc.

Date:    Wednesday, November 17, 1999
Time:    9:00 a.m.
Place:   Wileman Learning Center/Lytle Foyer
         Oklahoma Medical Research Foundation
         825 N.E. 13th Street
         Oklahoma City, Oklahoma 73104


         We will hold our Annual Meeting of Stockholders on November 17, 1999 at 9:00 a.m, Central Standard Time at the Wileman Learning Center/Lytle Foyer, at the Oklahoma Medical Research Foundation. During the meeting, we will consider and take action on the following items:

         (1) To elect two Class II directors, each for a term of three years;

         (2) To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2000; and

         (3) To transact any other business properly brought before the meeting or any adjournment thereof.



                                   BY ORDER OF THE BOARD OF DIRECTORS,

                                   /s/ G. CARL GIBSON

                                   G. Carl Gibson, Secretary
Oklahoma City, Oklahoma
October 21, 1999

                                  ZYMETX, INC.

                        800 Research Parkway, Suite 100
                         Oklahoma City, Oklahoma 73104

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 1999

         This proxy statement and the accompanying proxy are first being mailed on or about October 21, 1999, to owners of shares of common stock of ZymeTx, Inc. in connection with the solicitation of proxies by the Board of Directors for the 1999 Annual Meeting of Stockholders. The meeting will be held on Wednesday, November 17, 1999, at 9:00 a.m. Central Standard Time, at the Wileman Learning Center/Lytle Foyer, at the Oklahoma Medical Research Foundation, 825 N.E. 13th Street, Oklahoma City, Oklahoma 73104.

                                    GENERAL

OUTSTANDING SHARES AND VOTING RIGHTS; VOTING PROCEDURES

         At October 13, 1999, ZymeTx had outstanding 6,699,695 shares of common stock, $.001 par value. Common stockholders of record at the close of business on October 13, 1999 may vote at the meeting. At least a majority of the outstanding shares of common stock is necessary to constitute a quorum. The affirmative vote of a majority of the outstanding shares of common stock present at the meeting, in person or by proxy, is required for each of the matters being voted on. Stockholders do not have cumulative voting rights.

         A proxy is a person you appoint to vote on your behalf. If you are unable to attend the meeting, we encourage you to appoint a proxy so that your shares of common stock may be voted. You may vote on the matters at the meeting by marking your preferences on the enclosed proxy card and by dating, signing, and returning the proxy card in the enclosed envelope. If you attend the meeting you may revoke your proxy and vote in person, even if you signed and mailed the enclosed proxy card.

         By signing the enclosed proxy card you will be designating James R. Tolbert III, our Chairman and G. Carl Gibson, our Vice President, Controller, and Secretary, as your proxies. They may act together or individually on your behalf, and will have authority to appoint a substitute to act as proxy. Your proxy will vote according to the instructions on your proxy card. If you do not indicate a preference on the proxy card, the proxy will vote (i) "FOR" the nominees to serve as Class II Directors; and (ii) "FOR" the ratification and selection of Ernst & Young LLP as independent auditors.

     You may revoke your proxy at any time before the shares are voted by either:

         o notifying the Secretary, G. Carl Gibson, in writing, at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104, that you are revoking your proxy;

         o  attending the meeting and voting by ballot; or

         o  submitting a new proxy card.

         We do not anticipate that matters other than those described above will be submitted for a vote at the meeting. The proxies are authorized, however, to vote on your behalf using their best judgement on any other business that properly comes before the meeting.

         If you abstain from voting we will treat it as if you were present or represented at the meeting. However, if you do not vote we will treat it as if you were not present or represented at the meeting.

RECORD DATE

         All common stockholders at the close of business on October 13, 1999 are entitled to receive notice of and to vote at the annual meeting. Each outstanding share of common stock is entitled to one vote on all matters submitted at the meeting. You do not have cumulative voting rights.

EXPENSES OF SOLICITATION AND REIMBURSEMENT OF NOMINEES

         ZymeTx will be responsible for the expenses of this solicitation of proxies, which include expenses incurred in connection with the preparation and mailing of the proxy statement and all accompanying and supplemental documents. We will primarily solicit proxies by mail. However, our officers and regular employees may solicit proxies by telephone, facsimile transmission or personal calls. We will reimburse brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy and solicitation material to the owners of common stock.

STOCKHOLDER PROPOSALS

         Stockholder proposals to be presented at our year 2000 Annual Meeting must be submitted in writing by June 17, 2000 to G. Carl Gibson, Secretary, at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104. You should submit any proposal by a method that permits you to prove the date of delivery to us.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table shows information regarding the beneficial ownership of our common stock as of October 13, 1999, by:

           o each person we know to be the beneficial owner of at least 5% of our common stock;

           o each executive officer and director; and

           o all directors and executive officers as a group.

                                                NUMBER OF SHARES       PERCENT
                                                  BENEFICIALLY           OF
        NAME AND ADDRESS                            OWNED(1)           CLASS(1)
        ----------------                        ----------------       --------
        Kevin Kimberlin (2)
        c/o Spencer Trask Securities
           Incorporated
        535 Madison Avenue
        New York, New York 10022                     610,248             8.8%
        OMRF (3)
        825 N.E. 15th Street
        Oklahoma City, Oklahoma 73105                321,291             4.8%
        US Ventech, Inc.
        c/o Friedli Corporate Finance
        AG Freigustrasse 5
        Zurich, Switzerland 8002                     456,250             6.8%
        Peter G. Livingston (4)(5)                   212,335             3.1%
        Norman R. Proulx                               -0-                 *
        James R. Tolbert III                           -0-                 *
        William I. Bergman (6)                       16,667                *
        Christopher M. Salyer (6)                     8,333                *
        David L. Rainbolt (7)                        16,146                *
        Gilbert M. Schiff, M.D. (6)                  25,000                *
        J. Vernon Knight, M.D. (6)                   16,667                *
        William G. Thurman, M.D.(8)                  14,583                *
        Craig D. Shimasaki, Ph.D. (9)                30,646                *
        Charles E. Seeney (6)(10)                    11,866                *
        Gary W. Pedersen (6) (11)                    10,000                *
        Robert J. Hudson, M.D. (12)                  15,580                *
        All Directors and Executive Officers
        as a Group (14 persons)(13)                  408,450              5.8%

--------------------------
* Represents less than 1%.

(1) The persons named in this table have sole voting and investment power with respect to all of the securities shown as beneficially owned by them, except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of common stock subject to options currently exercisable or exercisable on or before December 12, 1999, are referred to herein as "currently exerciseable options", and are deemed outstanding for purposes of computing the percentage of ownership for such person but are not deemed outstanding in computing the percentage of ownership of any other person.

(2) The shares beneficially owned by Mr. Kimberlin include shares held by Oshkim Limited Partners, L.P., and 257,688 shares of common stock subject to warrants held by Oshkim and Spencer Trask Holdings, Inc.

(3) Includes 27,542 shares of common stock subject to warrants held by OMRF.

(4)      Includes 211,835 shares subject to currently exercisable options.

(5) On August 9, 1999, Mr. Livingston was terminated as an officer and director of ZymeTx, Inc.

(6)      Represents shares subject to currently exercisable options.

(7) Includes 8,333 shares subject to currently exercisable options and includes 7,813 shares beneficially owned by Trend Venture Corp.

(8) Includes 8,333 shares subject to currently exercisable options and includes 6,250 shares beneficially owned by the William G. and Gabrielle Thurman Living Trust (12/96).

(9)      Includes 25,889 shares subject to currently exercisable options..

(10)     On September 1, 1999, Mr. Seeney resigned.

(11)     On June 30, 1999, Mr. Pedersen resigned.

(12)     Includes 11,922 shares subject to currently exercisable options.

(13)     Includes 366,620 shares subject to currently exercisable options.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

         The Board of Directors has set the number of directors at eight members. The directors are divided into three classes. Each class consists (as nearly as possible) of an equal number of members. At each annual meeting, the term of one class expires. Directors in each class serve three-year terms. The Board may fix the total number of directors that constitutes the whole Board of Directors.

         The Board proposes the election of two Class II directors. The Class II nominees will serve until the annual meeting of stockholders in the year 2002. If any nominee is unable or unwilling to stand for election or to serve as a director, which we do not contemplate, the Board may designate a substitute. In this event, shares represented by proxies may be voted for a substitute nominee.

NOMINEES

         The following table sets forth the name, principal occupation, age, year in which the individual first became a director, and year in which the director's term will expire (if elected) for each nominee for election as a director.

                                                                         IF ELECTED,
         NAME                                CLASS      FIRST ELECTED    TERM WILL EXPIRE          AGE
         ----                                -----      -------------    ----------------          ---
         J. Vernon Knight, M.D.                II           1996                 2002            82
         William G. Thurman, M.D.              II           1997                 2002            71

         J. Vernon Knight, M.D. has served as a director since May 1996, and since 1966 has held a variety of positions at Baylor College of Medicine, including Professor and Chairman of the Department of Microbiology and Immunology, Director of the Center for Biotechnology, and Professor and Acting Chairman of the Department of Molecular Physiology and Biophysics. Dr. Knight has also served as Clinical Director of the National Institute of Allergy and Infectious Disease at the National Institutes of Health from 1959 until 1966.

         William G. Thurman, M.D. has served as a director since August 1997, and is currently President Emeritus of OMRF. He received his M.D. from the McGill School of Medicine at Montreal, Quebec and later served as professor at various Schools of Medicine including Tulane University, Emory University, Cornell University and the University of Virginia. He served as Dean at Tulane University School of Medicine from 1973 until 1975. From 1975 to 1979 Dr. Thurman served as Provost and Vice President for Medical Affairs at the University of Oklahoma Health Sciences Center. From 1979 until his retirement in 1997, Dr. Thurman served as President and Scientific Director of OMRF. Dr. Thurman continues to practice medicine as a Pediatric Hematologist/Oncologist.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND PROXIES SOLICITED BY THE BOARD, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF EACH SUCH NOMINEE.

OTHER DIRECTORS

         The following sets forth the name, principal occupation, year in which the individual first became a director, and the year in which the director's term will expire:

                                                      FIRST BECAME       TERM
        NAME                                          A DIRECTOR         EXPIRES           AGE
        ----                                          -----------        -------           ---
        James R. Tolbert III (1)                          1999           2001               64
        Norman R. Proulx (2)                              1999           2000               52
        William I. Bergman (3)                            1996           2000               68
        David E. Rainbolt (4)                             1996           2000               43
        Christopher M. Salyer (5)                         1998           2001               47
        Gilbert M. Schiff, M.D. (6)                       1994           2001               68

         --------------------

         (1) James R. Tolbert III, Class I director, has served as Chairman of the ZymeTx Board of Directors since June 1999. Mr.Tolbert is Chairman and President of First Oklahoma Corporation, a company that manages a diversified real estate portfolio and distributes insurance and investment products through regional banks. Mr. Tolbert is a member of the Board of Trustees of the Presbyterian Health Foundation and Chairman of the Dean A. McGee Eye Institute, both in Oklahoma City. He is also a member of the Board of Directors of Sun Healthcare Group, Inc.

         (2) Norman R. Proulx, Class III director, has served as the President and Chief Executive Officer of ZymeTx since August 1999. Mr. Proulx previously served as the Managing Director of Cortec Group, a private equity investment firm, from 1997 to 1999. From 1990 to 1996, he served as President and Chief Executive Officer of Seymour Housewares Corporation. Mr. Proulx served as President of Wilkinson Sword Limited from 1984 to 1990. From 1978 to 1984 he served first as the Chief Financial Officer, then as General Manager for Scripto/Wilkinson Sword.

         (3) William I. Bergman, Class III director, has served as President of the Council on Family Health since 1990. Mr. Bergman served in various positions with Richardson-Vicks, Inc., a health and personal care products company, until he retired in 1990. From 1985 to 1990 he served as President of Richardson-Vicks USA and from 1988 to 1990 as Vice President of its parent, the Proctor & Gamble Company.

         (4) David E. Rainbolt, Class III director, has served as a director of BancFirst Corporation since July 1984. He has also served as President and Chief Executive Officer of BancFirst since January 1992 and as Executive Vice President and Chief Financial Officer from July 1984 to December 1991. Mr. Rainbolt was President of Trencor, Inc. from January 1982 to January 1984.

         (5) Christopher M. Salyer, Class I director, has served as Chairman and Chief Executive Officer of Southwest Medical Holdings, Inc., a medical reference laboratory company since 1998. Since 1994, he has served as the Chairman of Accounting Principals, Inc., a company specializing in the placement of accounting personnel. From 1984 through 1994, Mr. Salyer served as the Chairman and Chief Executive Officer of National Check Cashers Corporation, a retail financial services company. Mr. Salyer serves as a director of CD Warehouse, Inc., a publicly-held retailer of recorded music. He is also a certified public accountant.

         (6) Gilbert M. Schiff, M.D., Class I director, served as President of the Gamble Institute of Medical Research in Cincinnati, Ohio, from 1974 to 1995, and from 1974 to 1992 he was director of the Division of Clinical Research at that institution. From 1974 to 1995 Dr Schiff was a director when the Gamble Institute merged with the Childrens Hospital Research Foundation in October 1995 and became the Gamble Program for Clinical Studies.

EXECUTIVE OFFICERS

         Each year the Board of Directors elects the executive officers to serve until the next annual meeting of the Board and until their respective successors are chosen and qualified. Set forth below are the name, age and description of the background and principal occupation of each executive officer who is not a director.

         Craig D. Shimasaki, Ph.D., 43, has served as Vice President of Research of ZymeTx since 1996. From 1993 to 1996 he was employed by OMRF as Visiting Research Scientist. From 1987 until 1993, he served as Executive Director of Research and Department Head of Biochemistry of Symex. From 1983 to 1987 he worked at Genentech, Inc. as a research associate on the purification, characterization and epitope mapping of its gp120 AIDS vaccine. Dr. Shimasaki established the ZymeTx Biochemistry Department and co-developed and implemented a GMP manufacturing documentation system and manufacturing area. He has developed and optimized fluorescent antibody coupling procedures which have resulted in the investigational ViraSTAT parainfluenza MAb kit. His work includes the co-development of the format of the ViraZyme assay. He is a co-inventor of the patent for the method of the ViraZyme influenza viral detection in clinical specimens. Dr. Shimasaki received his B.S. in Biochemistry from the University of California at Davis and his Ph.D. in Molecular Biology and Biotechnology from the University of Tulsa.

         G. Carl Gibson, 40, has served as ZymeTx's Vice President, Controller, Treasurer and Secretary since 1997. From 1989 to 1997, he was the Chief Operating Officer of First Commercial Bank, Oklahoma. From 1985 to 1989 he was the Chief Financial Officer at Citizens Bank, Oklahoma. Mr. Gibson received his B.A. in Accounting from the University of Oklahoma and is a certified public accountant.

         Robert J. Hudson, M.D., 60, has served as Medical Director of ZymeTx since 1997 and was elected as Vice President of Medical and Marketing in October 1999. Dr. Hudson trained in Pediatrics with a focus on infectious disease at the University of Texas Southwestern Medical School. He had a clinical practice and teaching appointments for 20 years. In 1989 Dr. Hudson entered the Managed Care arena full-time and most recently as the Chief Medical Officer of MetraHealth/United Healthcare. Prior to joining ZymeTx, Dr. Hudson operated a healthcare consulting firm.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board has an Audit Committee, a Compensation Committee, a Finance Committee, a Mergers and Acquisitions Committee and a Nominating Committee.

         Audit Committee. The Audit Committee's functions include:

          o reviewing and recommending to the Board (subject to stockholder approval) the independent auditors selected to audit our financial statements, including the review and approval of the fees charged for all services by the independent auditors;

          o   reviewing the scope of the annual audit plan;

          o   reviewing our audited financial statements;

          o reviewing the management letter comments from our independent auditors, including management's responses and plans of action;

          o reviewing the proposed annual audit plan and objectives, quarterly reports of audit activity and adequacy of staff;

          o reviewing from time to time our general policies and procedures with respect to auditing, accounting and the application of resources;

          o reviewing any other matters and making special inquiries and investigations referred to it by the Board; and

          o making other recommendations to the Board as the committee may deem appropriate.

         The voting members of the Audit Committee are Mr. Rainbolt and Mr. Salyer, whose terms will expire at the annual meeting. Mr. Gibson serves as a non-voting member of the Audit Committee. The Audit Committee met three times during fiscal 1999.

         Compensation Committee. The Compensation Committee's functions include:

          o determining base salaries, annual incentive bonus awards and other compensation awards to our executive officers; and

          o administering the ZymeTx Stock Option Plan and ZymeTx Directors Stock Option Plan.

         The members of the Compensation Committee are Mr. Bergman and Dr. Thurman, whose terms will expire at the annual meeting. The Compensation Committee met two times during fiscal 1999.

         Finance Committee. The Finance Committee generally evaluates and makes recommendations concerning our financing activities to the Board. The members of the Finance Committee are Mr. Rainbolt and Mr. Salyer, whose terms will expire at the annual meeting. The Finance Committee met three times during fiscal 1999.

         Mergers and Acquisitions Committee. In February 1999 the Board established a Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee's functions include:

          o evaluating, considering and recommending to the Board the advisability of undertaking acquisitions of other companies;

          o   recommending the purchase price payable in acquisitions; and

          o considering and making recommendations with respect to other aspects of such transactions.

         The members of the Mergers and Acquisitions Committee are Dr. Thurman and Mr. Rainbolt. The Mergers and Acquisitions Committee met two times during fiscal 1999.

         Nominating Committee. The Nominating Committee's function is to make recommendations to the Board concerning all facets of the director selection process. Our bylaws include additional information for nominating director candidates. If you wish to propose director candidates for the Nominating Committee to consider, you may do so by writing to G. Carl Gibson, Secretary, at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104 and must provide the information specified in our bylaws, which includes:

          o   the candidate's name;

          o   biographical data; and

          o   qualifications.

         The written notice must be received at least 40 days prior to the stockholders' meeting. The members of the Nominating Committee are Dr. Thurman and Mr. Rainbolt. The Nominating Committee met one time during fiscal 1999.

MEETINGS OF THE BOARD OF DIRECTORS.

         The Board held seven meetings during fiscal 1999. Each director attended at least 75% of the Board meetings and at least 75% of his respective committee meetings.

 EXECUTIVE COMPENSATION AND OTHER MATTERS

         SUMMARY COMPENSATION TABLE. The following information summarizes the annual and long-term compensation of the President and Chief Executive Officer of ZymeTx and the other three most highly compensated executive officers for fiscal years 1997, 1998 and 1999:

                                                                                                       LONG-TERM
                                                                                                     COMPENSATION
                                                                ANNUAL COMPENSATION                     AWARDS
                                                                -------------------                   -----------

                                                                                                      SECURITIES
                                                                                 OTHER ANNUAL         UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR     SALARY ($)    BONUS ($)     COMPENSATION ($)       OPTIONS (#)
---------------------------               ----    -----------    ---------     ----------------       -----------
Peter G. Livingston (1)(2)                1999      $ 145,000     $ 18,125                     B                 B
President and Chief Executive Officer     1998        146,260       18,125                     B            33,669
                                          1997        120,000       25,000            $48,000(1)                 B


Craig D. Shimasaki, Ph.D.                 1999        104,583        5,200                     B                 B
Vice President of Research                1998         99,167        5,200                     B            13,553
                                          1997            (3)            B                     B                 B


Charles E. Seeney (4)                     1999        108,250        6,000                     B                 B
Vice President of Operations and          1998         99,167        6,000                     B             7,465
Strategic Development                     1997          7,500            B                     B            20,000


Gary W. Pedersen (5)                      1999        107,750        4,200                     B                 B
Vice President of Marketing and Sales     1998        105,000        4,200                     B             3,350
                                          1997         13,979            B                     B            20,000

----------------------
(1) Includes compensation unpaid in prior years which was contingent upon successful financial arrangements which were accomplished in 1997.

(2)      On August 9, 1999, Mr. Livingston's employment was terminated.

(3) OMRF, through an administrative service agreement, leased employees to ZymeTx on a marginal cost basis.

(4)      On September 1, 1999, Mr. Seeney resigned.

(5)      On June 30, 1999, Mr. Pedersen resigned.

         STOCK OPTIONS. The following table provides information about grants of stock options made during fiscal 1999 to each of the named executive officers.


                                      NUMBER OF SECURITIES    % OF TOTAL OPTIONS     EXERCISE OR
                                       UNDERLYING OPTIONS    GRANTED TO EMPLOYEES     BASE PRICE
                                          GRANTED (1)         IN FISCAL YEAR (2)     ($/SH.) (3)    EXPIRATION DATE
                                          -----------            ---------------     -----------    ---------------
Peter G. Livingston (4)                      33,669                 17.02%              $4.94           8/18/08
Craig D. Shimasaki, Ph.D.                    13,553                  6.85%              $4.94           8/18/08
Charles E. Seeney (5)                        7,465                   3.77%              $4.94           8/18/08
Gary W. Pedersen (6)                         3,350                   1.69%              $4.94           8/18/08

------------------------

(1) Each option has a term of four years from the date of the grant and vests at a rate of 25% per year over a four-year period beginning on the first anniversary of the date of grant.

(2) We granted employees options to acquire 197,824 shares of our common stock in fiscal 1999.

(3) The exercise price of each option was equal to 100% of the fair market value of the common stock on the date of grant, as determined by the Compensation Committee of the Board of Directors.

(4) On August 9, 1999, Mr. Livingston's employment was terminated and 16,835 shares of this stock option grant are exercisable until October, 23, 1999.

(5) On September 1, 1999, Mr. Seeney resigned. These options were cancelled September 1, 1999.

(6) On June 30, 1999, Mr. Pedersen resigned. These options were cancelled June 30, 1999.

         OPTION EXERCISES AND YEAR END VALUE TABLE. The following table shows information about the number and estimated value of the unexercised options for the named executive officers at June 30, 1999.

                         SHARE          VALUE           NUMBER OF SECURITIES               VALUE OF UNEXERCISED IN-THE-
                       ACQUIRED ON     RECEIVED        UNDERLYING UNEXERCISED                       MONEY
                       EXERCISE (#)      ($)        OPTIONS AT FISCAL YEAR-END (#)      OPTIONS AT FISCAL YEAR-END ($)(1)
                       ------------    --------     ------------------------------      ---------------------------------

NAME                                                    EXERCISABLE     UNEXERCISEABLE       EXERCISABLE      UNEXERCISEABLE
----                                                    -----------     --------------       -----------      --------------
Peter G. Livingston      - 0 -          - 0 -             146,250          82,419             $146,250            $48,750
(2)

Craig D. Shimasaki,      - 0 -          - 0 -              22,500          26,053               22,500             12,500
Ph.D.

Charles E. Seeney (3)    - 0 -          - 0 -              10,000          17,465                5,000              5,000


Gary W. Pedersen (4)     - 0 -          - 0 -              10,000          13,350                - 0 -              - 0 -

-------------------

(1) Calculated on the basis of the fair market value of the underlying securities at June 30, 1999 ($2.00) minus the exercise price.

(2) On August 9, 1999, Mr. Livingston's employment was terminated and 211,835 options held by Mr. Livingston are exercisable until October 23, 1999.

(3) On September 1, 1999, Mr. Seeney resigned and 11,866 options held by Mr. Seeney are exercisable until November 28, 1999.

(4) On June 30, 1999, Mr. Pedersen resigned and 10,000 options held by Mr. Pedersen are exercisable until November 28, 1999.

AGREEMENTS WITH OFFICERS

         ZymeTx entered into an Executive Services Agreement with Peter G. Livingston, the former President and CEO of ZymeTx, effective July 1, 1997. The agreement provided for an annual salary of $145,000, and an annual bonus of up to 50% of his annual salary, if and to the extent awarded. The agreement was terminable by either party at any time upon 30 days notice.

         On July 15, 1999 the term of Mr. Livingston's Executive Services Agreement was extended until July 1, 2000. However, on August 23, 1999 ZymeTx gave notice to Mr. Livingston that his employment was terminated. Under the Executive Service Agreement ZymeTx must pay Mr. Livingston his monthly salary for 12 months starting on September 23, 1999 totaling $145,000, and 50% of his previous bonus totaling $9,062.50. Additionally, 57,167 stock options held by Mr. Livingston at the time his employment was terminated became vested and exercisable. Mr. Livingston also is entitled to purchase an aggregate of 211,835 shares of common stock, including those that immediately vested upon notice of his termination. All of the referenced stock options expire on October 23, 1999.

         On July 29, 1996 ZymeTx entered into a Noncompetition Agreement with Craig D. Shimasaki, Ph.D. This agreement provides that in the event Dr. Shimasaki's employment is terminated without cause, ZymeTx will pay Dr. Shimasaki as severance an amount equal to his annual salary at the time of his termination.

         On April 14, 1999, ZymeTx entered into Severance Compensation Agreements with Mr. Gibson, Dr. Hudson, Mr. Livingston, Dr. Shimasaki, Mr. Seeney, and Mr. Pedersen. Thereafter, Mr. Seeney and Mr. Pedersen resigned as executive officers and Mr. Livingston was terminated. Each of the agreements provides that if the respective officer is terminated following a change in control, ZymeTx will pay the officer either:

          o   an amount equal to the officer's annual salary; or

          o   two times the amount of the officer's annual salary.

The amount payable depends on the conditions involved in the change in control. This Severance Compensation Agreement does not apply if the officer is terminated due to disability, retirement, for cause or if such officer resigns.

EMPLOYEE STOCK PURCHASE PLAN

         We adopted the ZymeTx Employee Stock Purchase Plan effective
January 1, 1999. The plan provides that each eligible employee may elect to have up to 10% of their compensation deducted from their pay during any quarter. An employee must have completed at least three months of service with ZymeTx before being eligible to participate in the plan. The option price under the plan is the lesser of 85% of the price of the stock on the first day of such quarter or 85% of the price of the stock on the last day of such quarter. The options will be continually granted and automatically exercised each quarter in which the plan is in effect. The Board has authorized 50,000 shares for issuance under the plan. For the year ended June 30, 1999, 4,692 shares of stock were purchased though the plan for a total of $8,974, or $1.91 per share.

COMPENSATION OF DIRECTORS

         Non-employee directors are paid $1,000 per quarter, plus $500 for each telephonic meeting, for serving as directors and are granted options to purchase shares of ZymeTx common stock.

CHANGES IN CONTROL

         We do not know of any arrangements (including any pledge by a person of our securities) which would result in a change in control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         No report required by Section 16(a) of the Exchange Act was filed late by any officer, director or beneficial owner of more than 10% of the ZymeTx common stock nor has there been any other known failure to file a required form.

                                  PROPOSAL TWO

                     RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Ernst & Young LLP as independent certified public accountants to audit our consolidated financial statements for the fiscal year ending June 30, 2000. We ask that you ratify such selection. We must have an affirmative vote by a majority of the outstanding shares of common stock present at the meeting in person or by proxy to ratify the appointment of Ernst & Young LLP as independent certified public accountants. Ernst & Young LLP served as our independent certified public accountants and reported on our consolidated financial statements for the fiscal 1999. We expect representatives of Ernst & Young LLP to attend the annual meeting, respond to appropriate questions and be given the opportunity to speak.

         Your ratification is not required for the selection of Ernst & Young LLP since the Board is responsible for selecting our independent certified public accountants. However, the selection is submitted for ratification so we can have your opinion, which the Board will take into consideration in future deliberations.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR ZYMETX FOR FISCAL YEAR ENDING JUNE 30, 2000.

                          ANNUAL REPORT ON FORM 10-KSB

         YOU MAY REQUEST A COPY OF THE ZYMETX, INC. ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999, BY WRITING G. CARL GIBSON, SECRETARY, ZYMETX, INC., 800 RESEARCH PARKWAY, SUITE 100, OKLAHOMA CITY, OKLAHOMA 73104.

                                 OTHER MATTERS

        At the date of this proxy statement, management was not aware of any matters not referred to herein that would be presented for action at the annual meeting. If any other matters should come before the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                    By Order of the Board of Directors

                                    G. CARL GIBSON

                                    /s/ G. CARL GIBSON

                                    SECRETARY

Dated: October 21, 1999

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  ZYMETX, INC.

                               NOVEMBER 17, 1999



                Please Detach and Mail in the Envelope Provided


     Please mark your
[X]  votes as in this
     example.


                  FOR all nominees                WITHHOLD
               listed at right (except            AUTHORITY
                  as marked to the        to vote for all nominees
                   contrary below)             listed at right
1. ELECTION
   OF CLASS II           [ ]                         [ ]            NOMINEES:
   DIRECTORS                                                            J. Vernon Knight, M.D.
(INSTRUCTION): To withhold authority to vote for                        William G. Thurman, M.D.
any individual nominee, write that nominee's name
in the space provided below).


-------------------------------------

                                                         FOR      AGAINST     ABSTAIN
2. PROPOSAL to ratify the selection of Ernst &
   Young LLP as ZymeTx's independent auditors for        [ ]        [ ]         [ ]
   the fiscal year ending June 30, 2000.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, DATED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.




(Signature)                                    Dated           1999
           -----------------------------------      ----------

NOTE: Pleas sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  ZYMETX, INC.

                        800 RESEARCH PARKWAY, SUITE 100

                         OKLAHOMA CITY, OKLAHOMA 73104

THE UNDERSIGNED STOCKHOLDER OF ZYMETX, INC. HEREBY APPOINTS JAMES R. TOLBERT III AND G. CARL GIBSON AS PROXIES, EACH OF THEM WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES THEM TO REPRESENT AND VOTE AS DESIGNATED ON THE REVERSE SIDE, ALL OF THE SHARES OF COMMON STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 13, 1999, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 17, 1999, OR ANY ADJOURNMENT THEREOF.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)